Exhibit 10-f-1

ROCKWELL COLLINS, INC.
APPROVAL OF
AMENDMENT #1
to the
ROCKWELL COLLINS 2005 DEFERRED COMPENSATION PLAN
(as Amended and Restated effective June 27, 2017)

The undersigned, Laura A. Patterson, Vice President, Total Rewards & Labor Strategy, Rockwell Collins, Inc. (the “Company”), for and on behalf of the Company and pursuant to the authority provided to me by the Senior Vice President of Human Resources on September 3, 2014, hereby approves the First Amendment to the Rockwell Collins 2005 Deferred Compensation Plan (as Amended and Restated effective June 27, 2017) in the form attached hereto.
Dated this 29th day of December 2017.
____________________________________________
Laura A. Patterson
Vice President
Rewards & Labor Strategy

AMENDMENT #1

to the
ROCKWELL COLLINS 2005 DEFERRED COMPENSATION PLAN
(As Amended and Restated effective June 27, 2017)
The Rockwell Collins 2005 Deferred Compensation Plan, as amended and restated effective June 27, 2017 (the “Plan”), is hereby amended effective January 1, 2018 unless specified otherwise in the following respects:

1.
The second paragraph of Section 3.030 is amended by replacing the phrase “Participant’s ‘Basic After-tax Contributions’ and ‘Basic Pre-Tax Contributions’” with the phrase “Participant’s ‘Basic After-tax Contributions’, ‘Basic Employee Roth Contributions’ and ‘Basic Pre-Tax Contributions’”.

2.	The third paragraph of Section 3.030 is amended by replacing the phrase “deferral election” with “deferral election (whether for pre-tax, roth or after-tax contributions)”.